Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in accordance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an executive officer of Computer Access Technology Corporation (“CATC”), that the Quarterly Report of CATC on Form 10-Q for the period ended June 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of CATC.

/s/ JEAN-LOUIS GASSÉE	Dated: August 14, 2002
Jean-Louis Gassée President and Chief Executive Officer

/s/ DENNIS W. EVANS	Dated: August 14, 2002
Dennis W. Evans Executive Vice President and Chief Financial Officer